POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Elizabeth A. Keeley, Marie E. Connolly, Richard W. Ingram, Mark A. Karpe, Michael S. Petrucelli, Douglas C. Conroy, Mary A. Nelson, Joseph F. Tower and John E. Pelletier, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              August 25, 1997
Joseph S. DiMartino


                              August 25, 1997
Lucy Wilson Benson


                              August 25, 1997
David W. Burke


                              August 25, 1997
Martin D. Fife


                              August 25, 1997
Whitney I. Gerard


                              August 25, 1997
Robert R. Glauber


                              August 25, 1997
Arthur A. Hartman


                              August 25, 1997
George L. Perry


                              August 25, 1997
Paul D. Wolfowitz

                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Elizabeth A. Keeley, Richard W. Ingram, Mark A. Karpe, Michael S. Petrucelli, Douglas C. Conroy, Mary A. Nelson, Joseph F. Tower and John E. Pelletier, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              August 25, 1997
Marie E. Connolly